Significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2017
Significant accounting policies
Basis Of Presentation And Going Concern Assumption

BASIS OF PREPARATION AND GOING CONCERN ASSUMPTION

The consolidated financial statements are prepared in accordance with the International Financing Reporting Standards (IFRS), issued by the International Accounting Standard Board (IASB) and the interpretations issued by the IASB’s International Financial Reporting Interpretation Committee. The consolidated financial statements provide a general overview of our activities and the results achieved. They give a true and fair view of our financial position, our financial performance and cash flows, on a going concern basis.

Standards And Interpretations Published But Not Yet Applicable For The Anuual Period

STANDARDS AND INTERPRETATIONS PUBLISHED, BUT NOT YET APPLICABLE FOR THE ANNUAL  PERIOD BEGINNING ON  JANUARY 1, 2017

•	IFRS 9 Financial Instruments and subsequent amendments (applicable for annual periods beginning on or after 1 January 2018)
•	IFRS 15 Revenue from Contracts with Customers, and clarifications on this IFRS (applicable for annual periods beginning on or after 1 January 2018)
•	IFRS 16 Leases (applicable for annual periods beginning on or after 1 January 2019)
•	IFRS 17 Insurance contracts (applicable for annual periods beginning on or after 1 January 2021, but not yet endorsed in the EU)
•	IFRIC 22 Foreign Currency Transactions and Advance Consideration (applicable for annual periods beginning on or after 1 January 2018, but not yet endorsed in the EU)
•	IFRIC 23 Uncertainty over Income Tax Treatments (applicable for annual periods beginning on or after 1 January 2019, but not yet endorsed in the EU)
•	Amendments to IFRS 2 Classification and Measurement of Share-based Payment Transactions (applicable for annual periods beginning on or after 1 January 2018, but not yet endorsed in the EU)
•	Amendments to IFRS 4 Insurance Contracts – Applying IFRS 9 Financial Instruments with IFRS 4 (applicable for annual periods beginning on or after 1 January 2018)
•	Amendments to IAS 40—Transfers of Investment Property (applicable for annual periods beginning on or after 1 January 2018, but not yet endorsed in the EU)
•	Annual improvements to IFRS Standards (2014‑2016) Cycle (applicable for annual periods beginning on or after 1 January 2018)
•	Amendments to IFRS 9 Prepayment Features with Negative Compensation (applicable for annual periods beginning on or after 1 January 2019, but not yet endorsed in the EU)
•	Amendments to IAS 28—Long-term Interests in Associates and Joint Ventures (applicable for annual periods beginning on or after 1 January 2019, but not yet endorsed in the EU)
•	Annual improvements to IFRS Standards (2015‑2017) Cycle (applicable for annual periods beginning on or after 1 January 2019, but not yet endorsed in the EU)
•	Amendments to IAS—19 Plan Amendment, Curtailment or Settlement (applicable for annual periods beginning on or after 1 January 2019, but not yet endorsed in the EU)

The new standards applicable did not have any impact on our financials.

Assessment of the impact of the adoption of IFRS 15 Revenue from Contracts with Customers (applicable for annual periods beginning on or after January 1, 2018) on the revenue recognition of our current material license and collaboration agreements.

The IASB has issued IFRS 15 Revenue from Contracts with Customers, with an effective date of January 1, 2018.

The IASB issued clarifications to IFRS 15 Amendments to IFRS 15 - Clarifications to IFRS 15 Revenue from Contracts with Customers, with an effective date of January 1, 2018. The clarifications address how to identify the performance obligations in a contract, how to determine whether a party involved in a transaction is a principal or an agent, how to determine whether a license provides the customer with a right to access or a right to use the entity’s intellectual property, and added practical expedients to the transition requirements of IFRS 15.

Entities will apply a five step model to determine when, how and at what amount revenue is to be recognized depending on whether certain criteria are met.

The company is currently still in process of reviewing all its research and development, license , and collaboration agreements to ascertain how IFRS 15 will impact the identification of performance obligations and the allocation of consideration to them. We have performed qualitative assessments of the consequences of IFRS 15, but our work is ongoing on this matter.

1.Identify the contracts

The substance of our current arrangements is that Galapagos is licensing its IP to collaborative partner entities and conduct research and development (“R&D”) activities. Such activities result in a good or service that is an output of Galapagos’ ordinary activities.

We generate revenue through a number of these arrangements which include license fees, milestone payments, reimbursement income and future sales based milestones and sales based royalties.

Certain revenues from our current material licensing and collaboration agreements are expected to be in the scope of IFRS 15.

2.Identify performance obligations

We are assessing whether it is possible to consider that there is one single combined performance obligation for certain arrangements in our material ongoing license and collaboration arrangements under the new standards of IFRS 15; the transfer of a license combined with performance of R&D activities.  This is because we could consider that the license has no stand-alone value without Galapagos being further involved in the R&D collaboration and that there is interdependence between the license and the R&D activities to be provided. For certain arrangements, we could consider that there is a transformational relationship between the license and the R&D activities to be delivered. We could estimate that the Galapagos’ activities during the R&D collaboration are going to significantly add to Intellectual Property (IP) and thereby the value of the programs.

Our work on this aspect of the IFRS 15 impact analysis is ongoing.

3.Determine the transaction price

We analyzed the transaction prices of our material ongoing license and collaboration agreements currently composed of upfront license fees, milestone payments and cost reimbursements for R&D activities being delivered. Sales based milestones and sales based royalties are part of certain of our arrangements but are not yet included in our revenues as our most advanced license and collaboration arrangement is entering into a late development phase. Transaction price must be re-assessed at each reporting period under IFRS 15.

4.Allocate the transaction price

An entity shall allocate the transaction price to each performance obligation identified in the contract on a relative stand-alone selling price. The transaction price of certain of our arrangements could be allocated to a single combined performance obligation when the transfer of a license is considered to be combined with performance of R&D activities. Milestone payments are variable consideration that could be entirely allocated to a specific performance obligation or to a distinct good or service that forms part of a single performance obligation if certain criteria under IFRS 15 are met.

5.Recognize revenue

Revenue from certain arrangements could be recognized as Galapagos satisfies a single performance obligation.

We could recognize revenues allocated to a single performance obligation over the estimated service period based on a pattern that reflects the transfer of the license and R&D activities. The revenues recognized would reflect the level of activities each period. In this case, we would use an input model that considers estimates of the percentage of total R&D costs that are completed each period compared to the total estimated costs (% of completion method).

Milestone payments could be recognized in revenues only when the events triggering the payments are reached and in line with the recognition method of the performance obligations to which they are allocated.

Costs reimbursements could be recognized in revenues when costs are incurred and agreed by the parties as we are acting as a principal in the scope of our stake of the R&D activities of our ongoing license and collaboration agreements.

The company is still investigating if cost sharing arrangements could potentially affect the income statement presentation.

Assessment of the impact of IFRS 15

Our assessment of the potential performance obligations under step 2 (and consequently step 4), and the presentation of the cost sharing aspects under step 5 are still ongoing as well as the conclusion as to whether any of our arrangements are outside the scope of IFRS 15. We are not able at this stage to provide a final estimate of the impact of the adoption of IFRS 15 on our consolidated financial statements.

We plan to adopt IFRS 15 on the effective date and elect the modified retrospective method for the transition which foresees that prior period figures remain as reported under the previous standard and the cumulative effect of applying IFRS 15 is recognized as an adjustment to the opening balance of equity as at the date of initial application (beginning of the year 2018).

Assessment of the impact of the adoption of IFRS 9 Financial Instruments and subsequent amendments (applicable for annual periods beginning on or after January 1, 2018) on our consolidated financial statements.

The IASB has issued IFRS 9 Financial Instruments, with an effective date of January 1, 2018. IFRS 9 addresses the classification, measurement and de-recognition of financial assets and financial liabilities and introduces new rules for hedge accounting. The new standard also introduces expanded disclosure requirements and changes in presentation. Galapagos has performed its analysis of the adoption of IFRS 9 and determined it will not have a material impact on the consolidated financial statements. Galapagos will adopt IFRS 9 on the effective date.

IFRS 16 Leases

The IASB has issued IFRS 16 Leases (applicable for annual periods beginning on or after January 1, 2019). The standard requires that all leases be recognized in the balance sheet with a corresponding lease liability, except for short term assets and minor assets. IFRS 16 requires leased assets to be amortized over the lease term, and payments will be allocated between instalments on the lease obligation and interest expense. In addition, the presentation of the expenses related to those leases will change as IFRS 16 replaces the straight-line operating lease expense with a depreciation charge for right of the use assets and interest expense on lease liabilities.

We know that this new coming standard will have an impact on our consolidated financial statements in 2019 and we are currently evaluating the guidance to determine this impact. We plan to adopt IFRS 16 on the effective date.

Consolidated Reporting

CONSOLIDATED REPORTING

The consolidated financial statements comprise the financial statements of Galapagos NV and entities controlled by Galapagos NV. Control is achieved where Galapagos NV has the power to govern the financial and operating policies of another entity so as to obtain benefits from its activities. The results of subsidiaries are included in the statement of operations and statement of comprehensive income from the effective date of acquisition up to the date when control ceases to exist. Where necessary, adjustments are made to the financial statements of subsidiaries to ensure consistency with our accounting policies. All intra-group transactions, balances, income and expenses are eliminated when preparing the consolidated financial statements.

Business Combinations

BUSINESS COMBINATIONS

The acquisition of subsidiaries is accounted for using the acquisition method. The cost of the acquisition is measured as the aggregate of the fair values, at the date of exchange, of assets given, liabilities incurred or assumed, and equity instruments issued by us in exchange for control of the acquired entity.

The acquired entity’s identifiable assets, liabilities and contingent liabilities that meet the conditions for recognition under IFRS 3 Business Combinations are recognized at their fair value at the acquisition date.

Goodwill arising on business combinations is recognized as an asset and initially measured as excess of the cost of acquisition over our interest in the fair value of the identifiable assets, liabilities and contingent liabilities of the acquired subsidiary less the value of the non-controlling interests at date of the acquisition. Goodwill is not amortized but tested for impairment on an annual basis and whenever there is an indication that the cash generating unit to which goodwill has been allocated may be impaired. Goodwill is stated at cost less accumulated impairment losses. An impairment loss recognized for goodwill is not reversed in a subsequent period.

In cases in which the acquirer’s interest in the net fair value of the acquired entity’s identifiable assets, liabilities and contingent liabilities less the value of the non-controlling interests exceeds cost, all fair values and cost calculations are reassessed. In the event that an excess still exists, it is immediately recognized in the statement of operations.

Intangible Assets

INTANGIBLE ASSETS

Expenditure on research activities is recognized as an expense in the period in which it is incurred.

An internally generated intangible asset arising from our development activities is recognized only if all of the following conditions are met:

•	Technically feasible to complete the intangible asset so that it will be available for use or sale
•	We have the intention to complete the intangible assets and use or sell it
•	We have the ability to use or sell the intangible assets
•	The intangible asset will generate probable future economic benefits, or indicate the existence of a market
•	Adequate technical, financial and other resources to complete the development are available
•	We are able to measure reliably the expenditure attributable to the intangible asset during its development.

The amount capitalized as internally generated intangible assets is the sum of the development costs incurred as of the date that the asset meets the conditions described above.

Internally generated intangible assets are amortized on a straight-line basis over their estimated useful lives. If the recognition criteria for accounting as an intangible asset are not met, development costs are recognized as an expense in the period in which they are incurred.

Intellectual property, which comprises patents, licenses and rights, is measured internally at purchase cost and is amortized on a straight-line basis over the estimated useful life on the following bases:

•	Customer relationships: 1–10 years
•	In process technology: 3–5 years
•	Software & databases: 3–5 years
•	Brands, licenses, patents & know how: 5–15 years

In the event an asset has an indefinite life, this fact is disclosed along with the reasons for being deemed to have an indefinite life.

Property, Plant and Equipment

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are recognized at cost less accumulated depreciation and any impairment loss. Depreciation is recognized so as to write off the cost or valuation of assets over their useful lives, using the straight-line method, on the following bases:

•	Installation & machinery: 4–15 years
•	Furniture, fixtures & vehicles: 4–10 years

Any gain or loss incurred at the disposal of an asset is determined as the difference between the sale proceeds and the carrying amount of the asset, and is recognized in profit or loss.

Leasehold Improvements	LEASEHOLD IMPROVEMENTS Leasehold improvements are depreciated over the term of the lease, unless a shorter useful life is expected.
Assets Held Under Finance Lease

ASSETS HELD UNDER FINANCE LEASE

Assets held under finance leases are depreciated over their useful lives on the same bases as owned assets or, where shorter, over the term of the related lease agreement.

Inventories

INVENTORIES

Inventories are valued at the lower of cost and net realizable value. The net realizable value represents the estimated sales price less all estimated costs for completion and costs for marketing, sales and logistics.

Cost of raw materials comprises mainly purchase costs. Raw materials are not ordinarily interchangeable, and they are as such accounted for using the specific identification of their individual cost.

Financial Instruments

FINANCIAL INSTRUMENTS

Financial assets and financial liabilities are recognized on our balance sheet when we become a party to the contractual provisions of the instrument. Hedging and derivatives have never been used: we do not actively use currency derivatives to hedge planned future cash flows, nor do we make use of forward foreign exchange contracts. However, at year-end 2015 and until January 19, 2016 an embedded derivative existed under the terms of the Gilead contract (see note 8).

Available-for-sale financial assets

The group applies IAS 39 for its equity instruments. At the time of purchase, management determines the financial instrument’s classification and reviews this classification at each reporting date. The classification depends on the purpose of acquiring the financial instrument. As of December 31, 2017, some financial instruments held by the group were classified as “available-for-sale”. These financial instruments are recognized or derecognized as of the date of settlement. Following their initial recognition, available-for-sale financial assets are measured at fair value, and any resulting gain or loss is reported directly in the revaluation reserve within equity until the financial instruments are sold, redeemed, otherwise disposed of or considered impaired, at which time the accumulated gain or loss is reported in profit and loss. Initial recognition at fair value is defined as the fair value of the consideration provided net of transaction costs. However, when investments in equity instruments do not have a quoted market price in an active market and the fair value cannot be reliably measured; those equity instruments are measured at cost.

Research And Development Incentives Receivables

RESEARCH AND DEVELOPMENT INCENTIVES RECEIVABLES

The R&D incentives receivables relate to refunds resulting from R&D incentives on research and development expenses in France and Belgium. Non-current research and development incentives receivables are discounted over the period until maturity date according to the appropriate discount rates.

Trade Receivables	TRADE RECEIVABLES Trade receivables do not carry any interest and are stated at their nominal value reduced by appropriate allowances for irrecoverable amounts.
Cash and Cash Equivalents

CASH AND CASH EQUIVALENTS

Cash and cash equivalents are measured at nominal value. For the purposes of the cash flow statements, cash and cash equivalents comprise cash on hand, deposits held on call with banks, other short-term deposits and highly liquid investments. Cash and cash equivalents exclude restricted cash which is presented separately in the statement of financial position.

Trade Payables	TRADE PAYABLES Trade payables bear no interest and are measured at their nominal value.
Taxation

TAXATION

Income tax in the profit or loss accounts represents the sum of the current tax and deferred tax.

Current tax is the expected tax payable on the taxable profit of the year. The taxable profit of the year differs from the profit as reported in the financial statements as it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are never taxable or deductible. Our liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred income tax is provided in full, using the liability-method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. However, the deferred income tax is not accounted for if it arises from the initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting nor taxable profit nor loss.

Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted by the balance sheet date and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled. Deferred tax assets are recognized to the extent that it is probable that future taxable profit will be available against which the temporary differences can be utilized. As such, a deferred tax asset for the carry forward of unused tax losses will be recognized to the extent that is probable that future taxable profits will be available.

Foreign Currencies

FOREIGN CURRENCIES

•	Functional and presentation currency

Items included in the financial statements of each of our entities are valued using the currency of the primary economic environment in which the entity operates. The consolidated financial statements are presented in Euros, which is our functional and presentation currency.

•	Transactions and balances in foreign currency

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of transaction. We are using monthly transaction rates based on the closing exchange rates of the foreign currencies on the last business day of the month preceding the date of the transaction. Foreign currency gains and losses resulting from the settlement of such transactions and from the translation at closing rates of monetary assets and liabilities denominated in foreign currencies are recognized in the statement of operations.

Non-monetary assets and liabilities measured at historical cost that are denominated in foreign currencies are translated using the exchange rate at the date of the transaction.

•	Financial statements of foreign group companies

The results and financial position of all our entities that have a functional currency different from Euro are translated as follows:

•	Assets and liabilities for each balance sheet presented are translated at the closing rate at the date of that balance sheet;
•	Income and expenses for each statement of operations are translated at average exchange rates;
•	All resulting cumulative exchange differences are recognized as a separate component of equity;

Such cumulative exchange differences are recognized in profit or loss in the period in which the foreign operation is disposed of.

Recognition Of Expenses Linked To Clinical Trial Milestones

RECOGNITION OF EXPENSES LINKED TO CLINICAL TRIAL MILESTONES

We recognize expenses specifically linked to clinical trial milestones with regard to patient recruitment and patient treatment (i.e. completion), incurred in carrying out clinical trials, in line with actual patient recruitment or treatment at each period end, in reference to the milestone targets for patient recruitment or treatment.

This involves the calculation of clinical trial accruals at each period end, for which an estimation of the expected full clinical trial milestone cost is required, as well as the current stage of patient recruitment or treatment.

Clinical trials usually take place over extended time periods and typically involve a set-up phase, a recruitment phase and a completion phase which ends upon the receipt of a final report containing full statistical analysis of trial results. Accruals for patient recruitment and patient completion are prepared separately for each clinical trial in progress and take into consideration the stage of completion of each trial including the number of patients that have entered the trial and the number of patients that have been treated in the trial. In all cases, the full cost of each trial is expensed by the time the final report is received.

Revenue Recognition

REVENUE RECOGNITION

Revenues to date have consisted principally of milestones, license fees and upfront payments received in connection with collaboration and alliance agreements. We also generate revenue from our fee-for-service activities, and other operating income from various research and development incentives and grants.

Collaboration and alliance agreements with our commercial partners for research and development activities generally include non-refundable upfront fees; costs reimbursements; milestone payments, the receipt of which is dependent upon the achievement of certain clinical, regulatory or commercial milestones; license fees and royalties on sales.

The revenue recognition policies can be summarized as follows:

Upfront payments

Non-refundable, upfront payments received in connection with research and development collaboration agreements are deferred and recognized over the relevant, required periods of our involvement. The payments and our involvement relate to a contractually defined phase of the project. At inception management estimates the period of our involvement as well as the cost involved in the project. Upfront payments are recognized over the estimated period of involvement, either on a straight line basis or based on the cost incurred under the project if such cost can be reliably estimated. Periodically we reassess the estimated time and our cost to complete the project phase and adjust the time period over which the revenue is deferred accordingly.

Milestone payments

Research milestone payments are recognized as revenues when achieved. In addition, the payments have to be acquired irrevocably and the milestone payment amount needs to be substantive and commensurate with the magnitude of the related achievement. Milestone payments that are not substantive, not commensurate or that are not irrevocable are recorded as deferred revenue. Revenue from these activities can vary significantly from period to period due to the timing of milestones.

Reimbursement income

Cost reimbursements resulting from license and collaboration agreements with our commercial partners are recognized as reimbursement income in revenue as the related costs are incurred and upon agreement by the parties involved. The corresponding expenses are included in research and development expenditure.

Cost reimbursements from collaboration in which we share equally in the risks and benefits associated with development of a specific drug with a collaboration partner are recognized as decrease of the related incurred research and development expenditure.

Licenses

Revenues from term licenses are spread over the period to which the licenses relate, reflecting the obligation over the term, to update content and provide ongoing maintenance. Revenues from perpetual licenses are recognized immediately upon sale to the extent that there are no further obligations.

Royalties

Royalty revenues are recognized when we can reliably estimate such amounts and collectability is reasonably assured. As such, we generally recognize royalty revenues in the period in which the licensees are reporting the royalties to us through royalty reports, that is, royalty revenues are generally recognized in arrears, i.e. after the period in which sales by the licensees occurred. Under this accounting policy, the royalty revenues we report are not based upon our estimates and such royalty revenues are typically reported in the same period in which we receive payment from our licensees.

OTHER INCOME

Grants and R&D incentives

As we carry out extensive research and development activities, we benefit from various grants and R&D incentives from certain governmental agencies. These grants and R&D incentives generally aim to partly reimburse approved expenditures incurred in our research and development efforts and are credited to the statement of operations, under other income, when the relevant expenditure has been incurred and there is reasonable assurance that the grants or R&D incentives are receivable.

Interests In Joint Operations

INTERESTS IN JOINT OPERATIONS

A joint operation is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the assets and obligations for the liabilities, relating to the arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require unanimous consent of the parties sharing control.

When we undertake our activities under joint operations, we as a joint operator recognize in relation to our interest in a joint operation:

•	Our assets, including our share of any assets held jointly
•	Our liabilities, including our share of any liabilities incurred jointly
•	Our revenue from the sale of our share of the output arising from the joint operation
•	Our share of the revenue from the sale of the output by the joint operation
•	Our expenses, including our share of any expenses incurred jointly

We account for the assets, liabilities, revenues and expenses relating to our interest in a joint operation in accordance with IFRSs applicable to the particular assets, liabilities, revenues and expenses.

When we transact with a joint operation in which we are a joint operator (such as sale or contribution of assets), we are considered to be concluding the transaction with the other parties to the joint operation, and gains and losses resulting from the transactions are recognized in our consolidated financial statements only to the extent of other parties’ interests in the joint operation.

When we transact with a joint operation in which we are a joint operator (such as purchase of assets), we do not recognize our share of the gains and losses until we resell those assets to a third party.

Equity Instruments	EQUITY INSTRUMENTS Equity instruments issued by us are measured by the fair value of the proceeds received, net of direct issue costs.
Employee Benefits

EMPLOYEE BENEFITS

a/ Defined contribution plans

Contributions to defined contribution pension plans are recognized as an expense in the statement of operations as incurred.

b/ Defined benefit plans

For defined retirement benefit plans, the cost of providing benefits is determined using the projected unit credit method, with actuarial valuations being carried out at the end of each annual reporting period. Re-measurement, comprising actuarial gains and losses, the effect of the changes to the asset ceiling (if applicable) and the return on plan assets (excluding interest), is reflected immediately in the statement of financial position with a charge or credit recognized in other comprehensive income in the period in which they occur. Re-measurement recognized in other comprehensive income is reflected immediately in retained earnings and will not be reclassified to profit or loss. Past service cost is recognized in profit or loss in the period of a plan amendment. Net interest is calculated by applying the discount rate at the beginning of the period to the net defined benefit liability or asset. Defined benefit costs are categorized as follows:

•	Service cost (including current service cost, past service cost, as well as gains and losses on curtailments and settlements)
•	Net interest expenses or income
•	Re-measurement

The retirement benefit obligation recognized in the consolidated statement of financial position represents the actual deficit or surplus in the defined benefit plans. Any surplus resulting from this calculation is limited to the present value of any economic benefits available in the form of refunds from the plans or a reduction in future contributions to the plans. A liability for a termination benefit is recognized at the earlier of when we can no longer withdraw the offer of the termination benefit and when we recognize any related restructuring costs.

c/ Staff bonus plan

We recognize an expense in the statement of operations for staff bonus plans.

d/ Management bonus plan

The executive committee members, together with other senior managers, are eligible to receive bonuses under the Senior Management Bonus Scheme established in 2006. Pursuant to the rules of the Senior Management Bonus Scheme, 50% of the bonus is paid immediately around year-end and the payment of the remaining 50% is deferred for three years. The deferred 50% component is dependent on the Galapagos share price change relative to the Next Biotech Index (which tracks Euronext-listed biotech companies). The Galapagos share price and the Next Biotech Index at the start and end of the 3‑year period is calculated by the average price over the preceding and last month of the 3‑year period, respectively.

•	If the Galapagos share price change is better than or equal to the change in the Next Biotech Index, the deferred bonus will be adjusted by the share price increase/decrease percentage and paid out
•

If the Galapagos share price change is up to 10% worse than the change in the Next Biotech Index, 50% of the deferred bonus will be adjusted by the share price increase/decrease percentage and paid out, and the remainder will be forfeited

•	If the Galapagos share price change is more than 10% worse than the change in the Next Biotech Index the deferred bonus will be forfeited

The possible payment of the deferred component of the Senior Management Bonus Schemes within three years is recognized at the moment that the bonus amount is determined, based on the fair value of the liability at each reporting period. The fair value of the liability is measured by use of the Monte Carlo valuation model taking into consideration (a) the average reference price of the Galapagos share and Next Biotech Index, (b) the average price of the reporting period of the Galapagos share and the Next Biotech Index, (c) the simulation of the evolution of the Galapagos share price and the Next Biotech Index based on their volatility and correlation until maturity of the bonus, (d) the applicable discount rates at the end of the reporting period and (e) the probability of the number of beneficiaries assumed to stay with us until maturity of the bonus. The changes in fair value are recognized in profit or loss for the period.

Share-Based Payments

SHARE-BASED PAYMENTS

We grant equity-settled incentives to certain employees, directors and consultants in the form of warrants. Equity-settled warrants are measured at fair value at the date of acceptance. The fair value determined at the acceptance date of the warrants is expensed over time until the end of the vesting period, based on our estimate of warrants that are expected to be exercised. Fair value is measured by use of the Black & Scholes model. The expected life used in the model has been adjusted, based on management’s best estimate, for the effects of non-transferability, exercise restrictions, and behavioral considerations.

Provisions

PROVISIONS

Provisions are recognized on the balance sheet when we have a present obligation as a result of a past event; when it is probable that an outflow of resources embodying economic benefits will be required to settle the obligations and a reliable estimate can be made of the amount of the obligations. The amount recognized as a provision is the best estimate of the expenditure required to settle the present obligation at the balance sheet date. If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of the money and, when appropriate, the risk specified to the liability.

Finance and Operating Leases

FINANCE AND OPERATING LEASES

Leases are classified as finance leases whenever the terms of the lease substantially transfer all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.

Assets held under finance leases are recognized as our assets at their fair value or, if lower, at the present value of the minimum lease payments, each determined at the inception of the lease. The corresponding liability to the lessor is included in the balance sheet as a finance lease obligation. The payments are divided proportionally between the financial costs and a diminution of the outstanding balance of the obligation, so that the periodic interest rate on the outstanding balance of the obligation would be constant. Interest is recognized in the statement of operations, unless it is directly attributable to the corresponding asset, in which case they are capitalized.

Rents paid on operating leases are charged to income on a straight-line basis over the term of the relevant lease. Benefits received and receivable as an incentive to enter into an operating lease are also spread on a straight-line basis over the lease term.

Impairment Of Tangible and Intangible Assets

IMPAIRMENT OF TANGIBLE AND INTANGIBLE ASSETS

At each balance sheet date, we review the carrying amount of our tangible and intangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss (if any). Where the asset does not generate cash flows that are independent from other assets, we estimate the recoverable amount of the cash-generating unit to which the asset belongs.

An intangible asset with an indefinite useful life is tested for impairment annually, and whenever there is an indication that the asset might be impaired. The recoverable amount is the higher of fair value less costs to sell and value in use.

If the recoverable amount of an asset or cash generating unit is estimated to be less than the carrying amount, the carrying amount of the asset is reduced to its recoverable amount. An impairment loss is recognized as an expense immediately.

When an impairment loss subsequently reverses, the carrying amount of the asset is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined, had no impairment loss been recognized for the asset in prior years. A reversal of an impairment loss resulting from a sale of a subsidiary is recognized as income. In other cases impairment losses of goodwill are never reversed.

Net Income / Loss Per Share

NET INCOME / LOSS PER SHARE

Basic net income/loss per share is computed based on the weighted average number of shares outstanding during the period. Diluted net income per share is computed based on the weighted average number of shares outstanding including the dilutive effect of warrants, if any.

Segment Reporting

SEGMENT REPORTING

Segment results include revenue and expenses directly attributable to a segment and the relevant portion of revenue and expenses that can be allocated on a reasonable basis to a segment. Segment assets and liabilities comprise those operating assets and liabilities that are directly attributable to the segment or can be allocated to the segment on a reasonable basis; and do not include income tax items. We have only two segments.